SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                               (Amendment No. 1)


                                 March 15, 2005
                                (Date of Report)
                        (Date of earliest event reported)


                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                    (State or jurisdiction of incorporation)




0-11507                                       13-5593032
--------------------------------------        ----------------------------------
Commission File Number                        IRS Employer Identification Number


111 River Street, Hoboken NJ                  07030
--------------------------------------        ----------------------------------
Address of principal executive offices        Zip Code


Registrant's telephone number, including area code:  (201) 748-6000
                                                     ---------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act(17
         CFR 230.425)
     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act(17
         CFR 240.14a-12)
     [ ] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
         Exchange Act(17 CFR 240.13e-4(c))
                                 NOT APPLICABLE




                This is the first page of a three page document.

The following information is herewith filed as an amendment to the Form 8-K dated March 15, 2005 filed by the Company in connection with the Board's Approval of the 2005 Supplemental Executive Retirement Plan.


Item 1.01.     Entry into a Material Definitive Agreement
               ------------------------------------------

               On March 9, 2005 the Board of Directors (the "Board") of John Wiley & Sons, Inc. (the "Company") accepted and approved the recommendation of the Board's Compensation Committee to close the 1989 Supplemental Executive Retirement Plan (the "1989 SERP"); accordingly, the 1989 SERP will accept no new members after March 31, 2005. In its place, the Board approved and adopted a nonqualified, unfunded supplemental executive retirement plan entitled the 2005 Supplemental Executive Retirement Plan (the "2005 SERP"). This plan will be effective April 1, 2005. As with the 1989 SERP, the 2005 SERP will provide additional retirement and death benefits to selected employees of the Company or one of its subsidiaries.

               An Executive who is employed by the Company and accruing benefits under the 1989 SERP as of March 31, 2005 may continue to do so. Alternatively, such an Executive may elect to convert to the 2005 SERP on condition that he or she, prior to December 31, 2005, irrevocably waives all rights and claims to any and all retirement and/or death benefits accrued and payable on his or her behalf under the 1989 SERP.

               The formal plan documentation for the 2005 SERP remains under review pending final regulations under section 409A of the Internal Revenue Code, but will be submitted to the Board prior to December 31, 2005.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           John Wiley & Sons, Inc.


                                           /S/   William J. Pesce
                                           ---------------------------------
                                           William J. Pesce
                                           President and Chief Executive Officer


                                           March 15, 2005